SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 22, 2004

DIME COMMUNITY BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27782	11-3297463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

209 Havemeyer Street, Brooklyn, New York   11211

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code:

(718) 782-6200

None

(Former name or former address, if changed since last report)

Item 7.         Financial Statements and Exhibits.

(a)                                  Not applicable.

(b)                                 Not applicable.

(c)                                  Exhibits.

The following exhibits are furnished herewith:

Exhibit Number	Description
99.1	Press Release reporting results of operations for the quarter ended June 30, 2004.

99.2	Text of management conference call discussing earnings for the quarter ended June 30, 2004.

Item 9.                                   Regulation FD Disclosure.

This information, furnished under "Item 9. Regulation FD Disclosure," is also intended to be furnished under "Item 12. Results of Operations and Financial Condition," in accordance with SEC Release No. 33-8216.

On July 22, 2004, Dime Community Bancshares, Inc. (the “Company”) issued a press release reporting its results of operations for the quarter ended June 30, 2004.  This news release is attached as Exhibit 99.1.

On July 22, 2004, management conducted a conference call discussing its financial results for the quarter ended June 30, 2004.  A copy of the text of this conference call is attached as Exhibit 99.2.

The text of both the press release and conference call provides certain information that may be considered non-GAAP financial information.  These items include cash earnings, tangible stockholders' equity and all related calculations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIME COMMUNITY BANCSHARES, INC.

/s/ KENNETH J. MAHON

By:  ___________________________________________

Kenneth J. Mahon

Executive Vice President and Chief Financial Officer

Dated:

July 23, 2004